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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   APRIL 12, 2001
DATE OF EARLIEST EVENT REPORTED:    APRIL 12, 2001


                              SPX CORPORATION
           (Exact name of registrant as specified in its charter)


       DELAWARE                    1-6498                     38-1016240
(State or other juris-     (Commission File Number)        (I.R.S. Employer
 diction of incorpora-                                      Identification
 tion or organization)                                          Number)

                          700 TERRACE POINT DRIVE
                          MUSKEGON, MICHIGAN 49443
                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (231) 724-5000

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Item 7.   Financial Statements and Exhibits.
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               Exhibit       Description
               -------       -----------

                99.1         Press Release issued April 12, 2001


Item 9.   Regulation FD Disclosures.
          -------------------------

          On April 12, 2001, the registrant issued the press release filed as Exhibit 99.1 hereto.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: April 12, 2001


                                          SPX CORPORATION


                                          By:  /s/ Christopher J. Kearney
                                             -----------------------------
                                             Christopher J. Kearney
                                             Vice President, Secretary
                                             and General Counsel

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                               EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                99.1         Press Release issued April 12, 2001